UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND TRUST

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(a company consisting of 28 separate portfolios)

MORGAN STANLEY INSTITUTIONAL FUND TRUST

(a company consisting of 26 separate portfolios)

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that the Special Meetings of Shareholders of Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Institutional Fund Trust (each a “Company” and collectively, the “Companies”) will be held on Thursday, June 5, 2003 at 8:00 a.m., at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, in Conference Room 2.

The Meetings are being held for the following purposes:

1.  To elect Trustees/Directors of the Companies.

2.  To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only holders of record of shares of a Company as of the close of business on April 10, 2003, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Company or any adjournments thereof.

Mary E. Mullin

Secretary

Dated:  April 21, 2003

If you do not expect to attend the Meeting(s) for your Company(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope. In order to avoid the additional expense to the Companies of further solicitation, we ask your cooperation in mailing your Proxy Card(s) or voting by Internet by following the instructions on each Company’s Proxy Card promptly.

MORGAN STANLEY INSTITUTIONAL FUND, INC. (“MSIF, INC.”)

(a company consisting of 28 separate portfolios)

MORGAN STANLEY INSTITUTIONAL FUND TRUST (“MSIF TRUST”)

(a company consisting of 26 separate portfolios)

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

JOINT PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD

June 5, 2003

This joint proxy statement is furnished by the Board of Trustees/Directors (each a “Board” and collectively, the “Boards,” the trustees/directors of each of which are referred to as the “Trustees/Directors” of the relevant Board) of each of the Companies listed above (each a “Company” and collectively, the “Companies”) in connection with the solicitation of Proxies by the Board of Trustees/Directors for use at the Special Meeting of Shareholders of each Company (each a “Meeting” and collectively, the “Meetings”) to be held on Thursday, June 5, 2003, at the principal executive office of the investment adviser for MSIF, Inc., Morgan Stanley Investment Management Inc. (hereinafter “MSIM” or the “Manager”), 1221 Avenue of the Americas, 22nd Floor, Conference Room 2, New York, New York 10020. It is expected that the Notice of Special Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to holders of common stock of MSIF, Inc. and to the holders of shares of beneficial interest of MSIF Trust (each a “Shareholder” and collectively, the “Shareholders”) on or about April 21, 2003. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meetings of Shareholders.

If the accompanying Proxy Card for a Company is executed properly and returned, shares represented by it will be voted at the Meeting for that Company in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company or by attendance and voting at the Meeting of such Company. All proxies that are properly signed and received in time and not revoked will be voted as marked. If no instructions are specified, shares will be voted FOR the election of the nominees for Trustees/Directors of that Company.

1

The Boards have fixed the close of business on April 10, 2003 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. Each full share will be entitled to vote at the appropriate Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, the portfolios of the Companies (each a “Portfolio” and collectively, the “Portfolios”) had shares outstanding and entitled to vote as set forth in Appendix A.

The expense of solicitation will be borne by each respective Company and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Companies, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Companies, including MSIM, the investment adviser to MSIF, Inc., having as its principal office 1221 Avenue of the Americas, New York, New York 10020, and Morgan Stanley Investments LP (“MSI”), the investment adviser to the MSIF Trust, having as its principal office One Tower Bridge, West Conshohocken, PA 19428-2899 (each, an “Adviser” and collectively, the “Advisers”), who will receive no extra compensation for their services. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Companies to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $700, plus out-of-pocket expenses, per Company.

MSIF, Inc. and MSIF Trust will furnish, without charge, a copy of their annual reports for their fiscal year ended December 31, 2002 and September 30, 2002, respectively, and their most recent semi-annual reports succeeding the annual reports, as applicable, to any Shareholder of the Companies requesting such reports. Requests for annual and/or semi-annual reports should be made in writing to the respective Company, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Advisers’ Internet website at www.morganstanley.com/im.

J.P. Morgan Investor Services Co. is an affiliate of the Companies’ administrator, JPMorgan Chase Bank (“JPMorgan Chase”), and provides administrative services to the Companies. The business address of JPMorgan Chase and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Company and, because Shareholders may own

2

shares of more than one Company, to potentially avoid burdening Shareholders with more than one proxy statement. To the extent information relating to common ownership is available to the Companies, a Shareholder that owns record shares in both Companies will receive a package containing a Joint Proxy Statement and Proxy Cards for both Companies in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Companies, a Shareholder that beneficially owns shares in both Companies may receive two packages each containing a Joint Proxy Statement and a Proxy Card for each Company in which such Shareholder is a beneficial owner. If the proposed election of Trustees/Directors is approved by Shareholders of one Company and disapproved by Shareholders of the other Company, the proposal will be implemented for the Company that approved the proposal and will not be implemented for any Company that did not approve the proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed Proxy Card.

The Board of Directors of each Company recommends that you vote “FOR” the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Special Meetings of Shareholders.

3

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meetings, Shareholders of each Company will be asked to elect seven individuals to the Board of Trustees/Directors of that Company. The same seven individuals are nominees for each Company’s Board. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the Shareholders, for the election of Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and Phillip J. Purcell, each for a term commencing on July 31, 2003.

For MSIF, Inc., election of each of the listed nominees for Trustee/Director of each Board requires the favorable vote of a majority of shares represented at the Meetings at which a majority of Shareholders entitled to vote is present. For the MSIF Trust, election of each of the listed nominees for Trustee of the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as Proxies on the enclosed Proxy Card(s) will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the Proxy Card.

The proposed slate of nominees for the Boards of the Companies reflects an effort to consolidate the existing Boards of the Companies with the board of directors of the open-end and closed-end registered investment companies managed by an affiliate of the Advisers and which are marketed to retail investors (the “Retail Funds”). Among other benefits to the Funds, the current Boards of Directors/Trustees of the Companies believe that the consolidation will provide the opportunity for administrative efficiencies and some cost savings in addition to improving the effectiveness of the Boards.

Board Approval of the Election of Trustees/Directors

In order to effect this consolidation, the individual nominees were evaluated and nominated by each Company’s current Board of Trustees/Directors. At a meeting held on March 24, 2003, the Boards of Trustees/Directors of the Companies proposed that Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and Phillip J. Purcell, current directors of the Retail Funds, become Trustees/Directors of each of the Companies. Each proposal for election of a Trustee/Director of a Company made by the Boards of Trustees/Directors of the Companies is subject to the approval of the respective Company’s Shareholders at the Meetings. The seven nominees listed above will effectively be replacing the following eight Trustees/Directors: Ronald E. Robison, Mitchell M. Merin (who was elected at a February 13, 2003 Board Meeting), John D. Barrett II, Vincent R. McLean, Jr., C. Oscar Morong, Jr., Gerard E. Jones, Thomas P. Gerrity and William G. Morton, who have each tendered their resignation as Trustee/Director of each Company effective July 31, 2003 (or, if a Company’s

4

Shareholder meeting is not held by then, on such later date as the meeting is held). Michael Nugent, Fergus Reid and Joseph J. Kearns will continue to serve on the Boards.

Pursuant to each Company’s By-Laws, each Trustee/Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 for MSIF, Inc. and September 30 for MSIF Trust of the year in which he reaches seventy-two years of age, or (v) his removal as provided by statute or the Articles of Incorporation for MSIF, Inc. and Declaration of Trust for MSIF Trust. Each officer of the Companies will hold such office until his death or resignation or until a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Trustees/Directors of each Company has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees/Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Company’s financial operations. Each Company has adopted a formal, written Audit Committee Charter. The Audit Committee of MSIF, Inc. met two times during the fiscal year ended December 31, 2002. The Audit Committee of the MSIF Trust met three times during the fiscal year ended September 30, 2002.

The members of the Audit Committee of each Company are currently Joseph J. Kearns, John D. Barrett II, Vincent R. McLean, C. Oscar Morong, Jr. and Gerard E. Jones, none of whom is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (with such disinterested Trustees/Directors being “Independent Trustees/Directors” or individually, “Independent Trustee/Director”). The current Chairman of each Audit Committee is Joseph J. Kearns.

The Board of Trustees/Directors of each Company also has a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Company’s Board of Trustees/Directors and establishes compensation for Independent Directors. Each Company has adopted a formal, written Nominating and Compensation Committee Charter. The current members of the Nominating and Compensation Committee for each Company are Fergus Reid, William G. Morton, Jr., Thomas P. Gerrity and Michael Nugent, each of whom is an Independent Trustee/Director. The current Chairman of the Nominating and Compensation Committee of each Company is Fergus Reid. The Nominating and Compensation Committees for MSIF, Inc. and MSIF Trust did not meet during the fiscal years ended December 31, 2002 and September 30, 2002, respectively.

5

There were five meetings of the Boards of Trustees/Directors of MSIF, Inc. and MSIF Trust held during the fiscal years ended December 31, 2002 and September 30, 2002, respectively. For the 2002 fiscal year, each current Trustee/Director for each of the Companies attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Each of the nominees for Trustee/Director has consented to be named in this Joint Proxy Statement and to serve as a Trustee/Director of the Companies if elected. The Board of Trustees/Directors of each Company has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee/Director, but if that should occur before the Meeting for that Company, Proxies will be voted for such persons as the Board of Trustees/Directors of the Company may recommend.

Information Regarding Current Trustees/Directors and Nominee Trustees/Directors

Certain information regarding the current Trustees/Directors of the Companies and nominees for election as Trustees/Directors is set forth on the following pages:

6

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Current Interested Trustees/Directors
Mitchell M. Merin * (1) 1221 Avenue of the Americas New York, NY 10020 (49)	Trustee/Director and Chairman of the Board for each of the Companies since 2003

President, Chief Operating Officer and Director of MSIM; President, Director and Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust; Director of various Morgan Stanley subsidiaries; President and Chief Executive Officer of the Retail Funds and TCW/DW Term Trust 2003; Trustee, President and Chief Executive Officer of the Van Kampen open-end funds; President and Chief Executive Officer of the Van Kampen closed-end funds; Director or Trustee of various U.S. registered investment companies managed by the Advisers; Formerly, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Executive Vice President of Morgan Stanley Distributors Inc., Vice President of the Retail Funds and Executive Vice President of Morgan Stanley.

91

7

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Current Interested Trustees/Directors

Ronald E. Robison*(1) 1221 Avenue of the Americas New York, NY 10020 (64)	Trustee/Director of each of the Companies since 2001

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by the Advisers; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

			94
Interested Nominees
Charles A. Fiumefreddo*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (69)	Nominee for Trustee/Director of each of the Companies	Chairman and Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc. and Morgan Stanley Services Company Inc., Executive Vice President and Director of Morgan Stanley Dean Witter, Chairman and Director of Morgan Stanley Trust and Director and/or officer of various Morgan Stanley subsidiaries and Chief Executive Officer of the Retail Funds and the TCW/DW Term Trusts.	214

8

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Interested Nominees

James F. Higgins*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (55)	Nominee for Trustee/Director of each of the Companies	Senior Advisor to Morgan Stanley; Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services); Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, President and Chief Operating Officer of the Private Client Group of Morgan Stanley and President and Chief Operating Officer of Individual Securities of Morgan Stanley.	214

Phillip J. Purcell*† 1585 Broadway New York, NY 10036 (59)	Nominee for Trustee/Director of each of the Companies	Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley and Morgan Stanley Dean Witter Inc.; Director of Morgan Stanley Distributors Inc.; Director and/or officer of various Morgan Stanley subsidiaries; Chairman of the Board of Directors and Chief Executive Officer of Novus Credit Services Inc.; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003.	214

*	“Interested person” of the Company within the meaning of the 1940 Act. Mr. Purcell is Chairman and Chief Executive Officer of Morgan Stanley, of which each Adviser is a subsidiary, and Messrs. Merin and Robison are officers of the Manager. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with each Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which each Adviser is a subsidiary.
†	Nominee for election as a Trustee/Director of one or both Companies at the Meetings.
(1)	Messrs. Merin and Robison have each tendered their resignations as Trustees/Directors effective July 31, 2003 (or, if a Company’s Shareholder meeting is not held by then, on such later date as the meeting is held).

9

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Current Independent Trustees/Directors
John D. Barrett II (1) Barrett Associates, Inc. 565 Fifth Avenue New York, NY 10017 (67)	Trustee of MSIF Trust since 2001; Director of MSIF Inc. since 1995	CEO and Chairman of the Board of Directors of Barrett Associates, Inc. (investment counseling); Director of the Ashforth Company (real estate); Chairman of the Barrett Growth Fund; Limited Partner, Barrett Growth Partners, LP; Limited Partner, Long Meadow Holdings, LP; Director or Trustee of various U.S. registered investment companies managed by the Advisers.	91

Thomas P. Gerrity(1) Wharton School University of Pennsylvania Philadelphia, PA 19104-6370 (61)	Trustee of MSIF Trust since 1996; Director of MSIF Inc. since 2001

Professor of Management at the Wharton School of Business, University of Pennsylvania; Director of Sunoco (oil refining), Fannie Mae (mortgage finance), CVS Corporation (retail pharmacy), Internet Capital Group and Knight-Ridder, Inc. (newspapers); Director or Trustee of various U.S. registered investment companies managed by the Advisers; Formerly, Dean of Wharton School of Business, University of Pennsylvania, and Director of Reliance Group Holdings (insurance), IKON Office Solutions, Inc. (office equipment), Fiserv (financial services), Investor Force Holdings, Inc. (institutional investment information services), Digital Equipment Corporation (computer equipment), ICG Commerce, Inc. (internet commerce) and Union Carbide Corporation (chemicals).

			91

10

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Current Independent Trustees/Directors

Gerard E. Jones(1) Shipman & Goodwin, LLP 43 Arch Street Greenwich, CT 06830 (66)	Trustee of MSIF Trust since 2001; Director of MSIF Inc. since 1988	Of Counsel, Shipman & Goodwin, LLP (law firm); Director of Tractor Supply Company, Tiffany Foundation and Fairfield County Foundation; Director or Trustee of various U.S. registered investment companies managed by the Advisers.	93

Joseph J. Kearns PMB 754 23852 Pacific Coast Highway Malibu, CA 90625 (60)	Trustee of MSIF Trust since 1994; Director of MSIF Inc. since 2001	President, Kearns & Associates LLC (investment consulting); Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and UCLA Foundation; Director or Trustee of various U.S. registered investment companies managed by the Advisers; Formerly, Chief Financial Officer of The J. Paul Getty Trust.	215

Vincent R. McLean(1) 702 Shackamaxon Dr. Westfield, NJ 07090 (71)	Trustee of MSIF Trust since 1996; Director of MSIF Inc. since 2001	Director of Legal and General America, Inc. (insurance), Banner Life Insurance Co. and William Penn Life Insurance Company of New York; Director or Trustee of various U.S. registered investment companies managed by the Advisers; Formerly, Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of UNISYS Corporation) (computers).	91

11

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Current Independent Trustees/Directors

C. Oscar Morong, Jr.(1) 1385 Outlook Drive West Mountainside, NJ 07092 (67)	Trustee of MSIF Trust since 1993; Director of MSIF Inc. since 2001	Managing Director of Morong Capital Management; Trustee of the mutual funds in the Smith Barney CitiFunds fund complex; Director or Trustee of various U.S. registered investment companies managed by the Advisers; Formerly, Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc. and Director of the Indonesia Fund, the Landmark Funds and Ministers and Missionaries Benefit Board of American Baptist Churches.	91

William G. Morton, Jr.(1) 100 Franklin Street Boston, MA 02110 (65)	Trustee of MSIF Trust since 2001; Director of MSIF Inc. since 2000	Director of RadioShack Corporation (electronics); Director or Trustee of various U.S. registered investment companies managed by the Advisers; Formerly, Chairman and Chief Executive Officer of Boston Stock Exchange.	91

Michael Nugent Triumph Capital 445 Park Avenue New York, NY 10022 (66)	Trustee/Director of each of the Companies since 2001	General Partner, Triumph Capital, a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds; Director or Trustee of various U.S. registered investment companies managed by the Advisers; Director of various business organizations; Formerly, Vice President of Bankers Trust Company and BT Capital Corporation.	214

Fergus Reid 85 Charles Colman Boulevard Pawling, NY 12564 (70)	Trustee of MSIF Trust since 2001; Director of MSIF Inc. since 1995	Chairman and Chief Executive Officer of Lumelite Plastics Corporation; Trustee and Director of certain investment companies in the J.P. Morgan Funds complex managed by J.P. Morgan Investment Management Inc.; Director of various U.S. registered investment companies managed by the Advisers.	216

12

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Independent Nominees
Michael Bozic† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (62)	Nominee for Trustee/Director of each of the Companies	Retired; Director of Weirton Steel Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trusts; Formerly, Vice Chairman of Kmart Corporation, Chairman and Chief Executive Officer of Levitz Furniture Corporation, President and Chief Executive Officer of Hills Department Stores and Chairman, Chief Executive Officer, President and Chief Operating Officer of the Sears Merchandise Group of Sears, Roebuck & Co.	214

Edwin J. Garn† c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT 84111 (70)	Nominee for Trustee/Director of each of the Companies

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the boards of various civic and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, United States Senator (R-Utah), Chairman, Senate Banking Committee, Mayor of Salt Lake City, Utah, Astronaut, Space Shuttle Discovery, Vice Chairman, Huntsman Corporation (chemical company) and Member of the Utah Regional Advisory Board of Pacific Corp.

			214

13

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years and Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee/Director
Independent Nominees

Wayne E. Hedien† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (68)	Nominee for Trustee/Director of each of the Companies	Retired; Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; Director of various other business and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly associated with the Allstate Companies, most recently as Chairman of The Allstate Corporation and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company.	214

Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 2099 Pennsylvania Avenue, N.W. Suite 950 Washington, D.C. 20006 (54)	Nominee for Trustee/Director of each of the Companies	Senior Partner, Johnson Smick International, Inc. (consulting firm); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director or Trustee and Chairman of the Audit Committee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	214

†      Nominee for election as a Trustee/Director of one or both Companies at the Meetings.

(1)     Messrs. Barrett, Gerrity, Jones, McLean, Morong and Morton each have tendered their resignations as Trustees/Directors of each Company effective July 31, 2003 (or, if a Company’s Shareholder meeting is not held by then, on such later date as the meeting is held).

14

Certain information regarding the officers of the Companies is set forth below:

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years
Ronald E. Robison* 1221 Avenue of the Americas New York, NY 10020 (64)	President of the Companies since 2001

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by the Advisers; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

Stefanie V. Chang* 1221 Avenue of the Americas New York, NY 10020 (36)	Vice President of the Companies since 1997

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by the Advisers; Assistant Secretary of the Retail Funds and Secretary of various U.S. registered investment companies managed by Van Kampen Investment Advisory Corp. and Van Kampen Asset Management Inc.; Previously practiced law with the New York law firm of Clifford Chance US LLP (formerly Rogers & Wells).

Lorraine Truten* 1221 Avenue of the Americas New York, NY 10020 (41)	Vice President of the Companies since 2001	Executive Director of MSIM; President of Morgan Stanley Distribution, Inc.; Officer of various U.S. registered investment companies managed by the Advisers.

Mary E. Mullin* 1221 Avenue of the Americas New York, NY 10020 (36)	Secretary of the Companies since 1999

Vice President of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by the Advisers; Previously practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

15

Name, Address and Age	Position and Term of Office with Each Company	Principal Occupations During Past Five Years

James W. Garrett* 1221 Avenue of the Americas New York, NY 10020 (34)	Treasurer of the Companies since 2002

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by the Advisers; Previously with PriceWaterhouseCoopers LLP (formerly PriceWaterhouse LLP).

Michael Leary 73 Tremont Street Boston, MA 02108 (37)	Assistant Treasurer of the Companies since 2003

Vice President and Senior Manager of Fund Administration and Compliance of J.P. Morgan Investor Services Co.; Officer of various U.S. registered investment companies managed by the Advisers; Formerly with Ernst & Young LLP.

* “Interested person” of the Companies within the meaning of the 1940 Act. Mr. Robison, Mr. Garrett, Ms. Chang, Ms. Truten and Ms. Mullin are officers of MSIM.

16

Based on information furnished by each Independent Trustee/Director as of April 10, 2003, neither any Independent Trustee/Director nor any immediate family member of any Independent Director owned any securities of either of the Advisers or its affiliates as of such date.

The following tables set forth information regarding the dollar ranges of beneficial ownership of shares in each Company as well as all funds overseen or to be overseen in certain registered investment companies, including the Companies, managed by the Advisers or sharing the same principal underwriter and held out to investors as related companies for purposes of investment and investor services (the “Family of Investment Companies”) owned by the Trustees/Directors of the Companies and each nominee for election as a Trustee/Director as of April 10, 2003. This information has been furnished by each Trustee/Director and nominee. The dollar values in the following table are based upon the market price of the relevant Company’s shares as of April 10, 2003.

Name of Current Trustee/Director	MSIF, Inc.	MSIF Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Barrett	Over $100,000	None	Over $100,000
Gerrity	None	None	$10,001-$50,000
Jones	None	None	Over $100,000
Kearns	None	$10,001-$50,000	$10,001-$50,000
McLean	None	$1-$10,000	$1-$10,000
Merin	None	None	None
Morong	None	$10,001-$50,000	$10,001-$50,000
Morton	None	$50,001-$100,000	$50,001-$100,000
Nugent	None	None	Over $100,000
Reid	Over $100,000	None	Over $100,000
Robison	None	None	None

Name of Nominee	MSIF, Inc.	MSIF Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Bozic	None	None	None
Fiumefreddo	None	None	None
Garn	None	None	None
Hedien	None	None	None
Higgins	None	None	None
Johnson	None	None	None
Purcell	None	None	None

17

Compensation of Trustees/Directors and Officers

Certain of the Independent Trustees/Directors have entered into a deferred fee arrangement (the “Fee Arrangement”) with the Companies, pursuant to which such Trustee/Director may defer to a later date the receipt of the Trustee/Director’s fees. The deferred fees owed by the Companies are credited to a bookkeeping account maintained by the Companies on behalf of such Trustee/Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Companies or (ii) at a rate equal to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Trustee/Director.

Under the Fee Arrangement, deferred Trustee/Directors’ fees (including the return accrued thereon) will become payable by each Company in cash upon such Trustee/Director’s resignation from the Board of Trustees/Directors of each Company in a lump sum or in generally equal annual installments over a period of five years (unless the Company has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Trustee/Director’s resignation occurred. In the event of a Trustee/Director’s death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Trustee/Director’s right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Trustees/Directors of each Company, in its sole discretion, has reserved the right, at the request of a Trustee/Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Trustee/Director’s service as a director. In addition, in the event of liquidation, dissolution or winding up of either or both of the Companies or the distribution of all or substantially all of such Companies’ assets and property to its Shareholders (other than in connection with a reorganization or merger into another fund advised by MSIM), all unpaid amounts in the deferred fee account maintained by such Company will be paid in a lump sum to the Trustees/Directors participating in the Fee Arrangement on the effective date thereof.

18

Set forth below are tables showing the aggregate compensation paid by each Company to each of its Trustees/Directors, as well as the total compensation paid to each Trustee/Director of each Company by all of the Companies and by other U.S. registered investment companies advised by the Advisers or their affiliates (collectively, the “Fund Complex”) for their services as Trustees/Directors of such investment companies for the fiscal year ended December 31, 2002 for MSIF, Inc. and September 30, 2002 for MSIF Trust. In all cases, there were no pension or retirement benefits accrued as part of any Company’s expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the fiscal year ended in 2002 for each company within the Fund Complex, regardless of whether such amounts were actually received by the Trustees/Directors and nominees during such fiscal year.

Name of Current Trustee/Directors	MSIF, Inc.	MSIF Trust	Total Compensation from Companies and Fund Complex Paid to Trustees/Directors(2)(3)
Interested Trustees/ Directors
Merin(1)	None	None	None
Robison(1)	None	None	None

Independent Trustees/Directors
Barrett	$29,432	$51,087	$90,000
Gerrity	29,089	50,495	89,000
Jones	30,007	52,162	93,500
Kearns(3)	31,279	53,868	95,500
McLean(3)	29,626	50,893	90,000
Morong(3)	29,626	50,893	90,000
Morton	29,086	50,498	89,000
Nugent(4)	29,425	51,093	296,475
Reid(3)	31,104	53,548	95,500

(1)	“Interested person” of the Company within the meaning of the 1940 Act.
(2)	Amounts shown in this column also include amounts received by each Trustee/Director for service on the Boards of several other funds affiliated with the Companies, which are part of the Fund Complex, a portion of which will be paid in 2003.
(3)	Amounts shown in this table include certain amounts deferred by Messrs. Kearns, McLean, Morong and Reid, in each case pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns, McLean, Morong and Reid, please refer to the table on page 20 of this joint proxy statement.
(4)	Michael Nugent is a participant in a retirement program adopted by certain of the Retail Funds (the “Adopting Funds”) pursuant to which he is entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on his length of service. As of the calendar year ended December 31, 2002, retirement benefits accrued by the Adopting Funds and his estimated benefit upon retirement from all Adopting Funds were $32,362 and $62,646, respectively.

19

Name of Nominees	MSIF, Inc.	MSIF Trust	Total Compensation from Companies and Fund Complex Paid to Directors(2)
Nominees for Interested Trustees/Directors
Fiumefreddo(1)	None	None	$360,000
Higgins(1)	None	None	None
Purcell(1)	None	None	None

Nominees for Independent Trustees/Directors
Bozic	None	None	$159,650
Garn	None	None	159,650
Hedien	None	None	158,950
Johnson	None	None	226,063

(1)	“Interested person” of the Company within the meaning of the 1940 Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds.
(2)	Amounts shown in this column also include amounts received by each nominee for service on the Boards of several other funds affiliated with the Companies, which are part of the Fund Complex.

The following table sets forth information regarding amounts deferred by certain Trustees/Directors of their aggregate compensation from the Companies and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name of Directors	MSIF, Inc.	MSIF Trust	Total Deferred Compensation from Companies and Fund Complex
Kearns	$31,279	$53,868	$92,000
McLean	29,626	50,893	87,000
Morong	29,626	50,893	87,000
Reid	31,104	53,548	88,632

The Boards of Trustees/Directors of the Companies Recommend that you vote “FOR” the election of the nominees as Trustees/Directors.

20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Appendix B sets forth the beneficial owners of more than 5% of each class of each Portfolio’s shares. To the knowledge of each Company’s management, as of April 10, 2003, no person owned beneficially more than 5% of any Portfolio’s outstanding shares except as stated in Appendix B.

As of April 10, 2003, to the knowledge of each Company’s Adviser, the Trustees/Directors and executive officers of each Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of each Company or any series thereof.

ADDITIONAL INFORMATION

General

The election of the nominees for election as Trustees/Directors of each Company requires the favorable vote of a majority of shares represented at the Meeting in respect of MSIF, Inc. and the affirmative vote of a plurality of the votes cast at the meeting at which a quorum is present in respect of MSIF Trust. For MSIF, Inc., the presence at any Shareholder’s meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of such Company shall be necessary and sufficient to constitute a quorum for the transaction of business. For MSIF Trust, the presence at any Shareholder’s meeting, in person or by proxy, of the holders of 40% of the shares entitled to be cast of the Company shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the election of the nominees for election as Trustees/Directors of each Company is not obtained at the Meeting with respect to one or more companies, the Proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxy votes if the election of the nominees for election as Trustees/Directors of each Company did not receive the vote necessary for their passage or to obtain a quorum. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions will be treated as shares that are present but which have not been voted. Accordingly, Shareholders are urged to forward their voting instructions promptly.

Principal Underwriter and Administrator

MSIM serves as the Administrator of MSIF, Inc. Morgan Stanley & Co. Incorporated, whose principal address is 1585 Broadway, New York, NY 10036, is the principal underwriter for MSIF, Inc.

MSI serves as the Administrator of MSIF Trust and Morgan Stanley Fund Distribution, Inc. serves as MSIF Trust’s principal underwriter. The principal address for both MSI and Morgan Stanley Fund Distribution, Inc. is One Tower Bridge, West Conshohocken, PA 19428.

21

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 13, 2003, the Board of Trustees/Directors of each Company, including a majority of the Trustees/Directors who are not “interested persons,” as defined under the 1940 Act, of the Company acting on the recommendation of the Audit Committee of the Company, selected Ernst & Young LLP to act as independent accountants for MSIF, Inc. and MSIF Trust for the fiscal years ending December 31, 2003 and September 30, 2003, respectively. Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP its independence with respect to each Company. Each Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company.

Audit Fees

The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of MSIF, Inc. and MSIF Trust’s financial statements for the fiscal years ended December 31, 2002, and September 30, 2002, respectively, are set forth below:

2002
MSIF, Inc.	$554,000
MSIF Trust	$525,500

Audit-Related Fees

There were no fees paid by a Company to Ernst & Young LLP related to the annual audit of MSIF, Inc. and MSIF Trust’s financial statements for the fiscal years ended December 31, 2002 and September 30, 2002, respectively.

Tax Fees

The aggregate fees paid to Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for MSIF, Inc. and MSIF Trust for the fiscal years ended December 31, 2002 and September 30, 2002, respectively, are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Company.

2002
MSIF, Inc.	$55,600
MSIF Trust	$55,500

All Other Fees

There were no fees paid by MSIF, Inc. and MSIF Trust to Ernst & Young LLP for all other products and services not set forth above for each Company for the fiscal years ended December 31, 2002 and September 30, 2002, respectively.

22

Aggregate Non-Audit Fees paid by the Manager and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Manager and to any entities controlling, controlled by or under common control with the Manager for the fiscal years ended December 31, 2002 for MSIF, Inc. and September 30, 2002 for MSIF Trust amounted to $774,000. Such services for the 2002 fiscal year included: (i) audit-related fees of $98,000 for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $676,000 related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Company has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

Submission of Shareholder Proposals

Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of the Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

No matter other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting for a Company, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Company.

Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to either vote by Internet by following the instructions on each Company’s Proxy Card, or date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

MARY E. MULLIN

Secretary

Dated:  April 21, 2003

23

APPENDIX A

Shares Outstanding
MSIF, Inc.
Portfolio
Active International Allocation Portfolio	35,906,354
Asian Equity Portfolio	1,148,075
Asian Real Estate Portfolio	406,760
Emerging Markets Portfolio	64,021,227
Emerging Markets Debt Portfolio	18,459,661
Equity Growth Portfolio	48,005,672
European Real Estate Portfolio	1,722,390
European Value Equity Portfolio	2,921,115
Focus Equity Portfolio	6,520,368
Global Franchise Portfolio	3,831,179
Global Value Equity Portfolio	5,264,072
International Equity Portfolio	312,637,478
International Magnum Portfolio	9,719,093
International Small Cap Portfolio	35,146,813
Japanese Value Equity Portfolio	5,401,852
Latin American Portfolio	2,542,381
Money Market Portfolio	1,200,957,416
Municipal Money Market Portfolio	912,675,817
Small Company Growth Portfolio	43,138,114
Technology Portfolio	4,069,901
U.S. Real Estate Portfolio	52,258,212
Value Equity Portfolio	15,366,453
Inactive Portfolios
China Growth Portfolio	None
Gold Portfolio	None
Micro-Cap Portfolio	None
Mortgage Backed Securities Portfolio	None
Municipal Bond Portfolio	None
U.S. Equity Plus Portfolio	None

MSIF Trust
Portfolio
Advisory Foreign Fixed Income Portfolio	2,450,463
Advisory Foreign Fixed Income II Portfolio	171,494
Advisory Mortgage Portfolio	641,016,182
Balanced Portfolio	32,324,646
Cash Reserves Portfolio	94,163,251
Core Plus Fixed Income Portfolio	324,129,581
Equity Portfolio	23,367,969
High Yield Portfolio	74,722,814
Intermediate Duration Portfolio	13,774,763
International Fixed Income Portfolio	9,859,943

A-1

Shares Outstanding
Investment Grade Fixed Income Portfolio	48,439,690
Limited Duration Portfolio	51,181,236
Mid-Cap Growth Portfolio	61,823,574
Mid-Cap Value Portfolio	37,144,978
Multi-Asset Class Portfolio	4,106,350
Municipal Portfolio	23,713,878
Small-Cap Growth Portfolio	3,667,977
Small-Cap Value Portfolio	32,076,064
Strategic Small Value Portfolio	3,224,883
U.S. Core Fixed Income Portfolio	30,479,000
Value Portfolio	41,008,753
Inactive Portfolios
Balanced Plus Portfolio	None
Growth Portfolio	None
New York Municipal Portfolio	None
Targeted Duration Portfolio	None
Value II Portfolio	None

A-2

APPENDIX B

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

MSIF, Inc. Portfolio Active International Allocation A	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	34,871,484.187	25.71%

	The Trustees of Columbia University in the City of New York Attn: Anil Jaisinghani 475 Riverside Dr., Suite 401 New York, NY 10115	34,871,484.187	15.15%

	CMBL Ms. Ferron Equity Attn: Josephine Glass 22nd Fl., 1221 Avenue of the Americas New York, NY 10020 British Virgin Islands	34,871,484.187	9.35%

	Sahara Investments LLC 70 W. Madison, Suite 2000 Chicago, IL 60602	34,871,484.187	5.24%

	Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	34,871,484.187	5.18%

	Wallace Genetic Foundation c/o Leo Bruette BDO Seidman LLP 1129 20th St., N.W. Washington, D.C. 20036-3403	34,871,484.187	5.15%

Active International Allocation B	IMS & Co. P.O. Box 3865 Englewood, CO 80155	929,870.010	60.93%

	Fidelity Investments Inst’l Operations Co. FIIOC Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	929,870.010	21.47%

Asian Equity A	Morgan Stanley Co. FBO Donald A. Pels 375 Park Avenue, Suite 3305 New York, NY 10152	1,064,348.304	11.70%

	The Doris Fisher 1991 c/o Pisces Inc. One Martime Plaza, Suite 1300 San Francisco, CA 94111	1,064,348.304	10.43%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	The Donald Fisher 1991 c/o Pisces Inc One Martime Plaza, Suite 1300 San Francisco, CA 94111	1,064,348.304	10.43%

	Morgan Stanley Co. FBO Mr. Frank Mori Attn: Mr. Bruce Zieglar 60 East 42nd Street New York, NY 10165	1,064,348.304	5.56%

Asian Equity B	Morgan Stanley Co. FBO Theodore P. Desloge Jr. Trustee FBO Theodore P. Desloge Jr. 39 Picardy Lane Saint Louis, MO 63124	83,579.668	26.17%

	Morgan Stanley Co. FBO Martin Chalk Vaucluse NSW 2030 FF 00000	83,579.668	20.53%

	Berl Bernhard & Karen Bernhard TTEE FBO The Berl Bernhard 1693 Epping Farms Lane Annapolis, MD 21401	83,579.668	13.36%

	Morgan Stanley Co. FBO Peter A. Fasseas 1555 North Astor Chicago, IL 60610	83,579.668	6.97%

	Morgan Stanley Co. FBO Joseph A Hafner Jr. Box 2636 Houston, TX 77252	83,579.668	6.73%

	Steve Gerhardt & Julie Gerhardt 6030 Quail Hill Dr. Cincinnati, OH 45233	83,579.668	6.57%

Asian Real Estate A	Morgan Stanley Asset Management Inc. Controllers Dept., 3rd Floor 1221 Avenue of the Americas New York, NY 10020	336,318.619	89.20%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	336,318.619	10.14%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

Asian Real Estate B	Morgan Stanley Co. FBO The Cathryn R. Fortune Char 5505 Lake Washington Blvd, N.E. Unit 1D Kirkland, WA 98033	70,441.708	68.35%

	Ned McCarthy Trust 3 Sugar Maple Lane Hanover, NH 03755	70,441.708	29.28%

Emerging Markets A	Mac & Co. A/C Mswf4000252 P.O. Box 3198 Pittsburgh, PA 15230-3198	62,402,084.444	9.49%

	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	62,402,084.444	7.20%

	Global Opportunistic Fund Inc. 1221 Avenue of the Americas New York, NY 10020	62,402,084.444	6.10%

Emerging Markets B	Fidelity Investments Inst’l Operations Co FIIOC Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	1,309,701.776	82.55%

Emerging Markets Debt A	Mac & Co. A/C Mswf4000142 P.O. Box 3198 Pittsburgh, PA 15230-3198	18,368,983.364	38.42%

	Bell Atlantic Master Trust 695 Main Street, Suite 600 Stamford, CT 06901-2138	18,368,983.364	23.94%

	National Investor Services FBO 097-50000-19 55 Water Street, 32nd Floor New York, NY 10041	18,368,983.364	10.77%

	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	18,368,983.364	9.89%

Emerging Markets Debt B	Brenton D. Anderson P.O. Box 663 Norwich, VT 05055	114,171.912	49.27%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Morgan Stanley Co. FBO FFP Investments Ltd. Suite 101 San Antonio, TX 78209	114,171.912	38.28%

	Paul E. Hellmers & H. Anthy Hellmers c/o Centre Solutions One Chase Manhattan Plaza New York, NY 10005	114,171.912	7.22%

Equity Growth A	Mac & Co. A/C Mswf4000072 P.O. Box 3198 Pittsburgh, PA 15230-3198	35,822,112.789	28.40%

	Dean Witter Reynolds Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	35,822,112.789	15.21%

	T. Rowe Price Retirement Plan Services Cust. Marriott Employees Ps & Ret Svng P 4515 Painters Mill Road Owings Mills, MD 21117	35,822,112.789	12.95%

	Wilmington Trust Co. TTEE FBO Enron Corp Savings 401k c/o Mutual Funds P.O. Box 8971 Wilmington, DE 19899-8971	35,822,112.789	9.73%

Equity Growth B	Manufacturers Life Insurance Co. USA 250 Bloor Street East, 7th Floor Toronto, Ontario M4W LE5 Canada	12,213,006.227	60.71%

	Fidelity Investments Inst’l Operations Co. FIIOC as Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	12,213,006.227	21.53%

European Real Estate A	United Jewish Appeal Federation of Jewish Philanthropies New York Inc. 130 East 59th Street New York, NY 10022-1302	1,635,482.133	33.19%

	Trustees of Dartmouth College 7 Lebanon St., Suite 305 P.O. Box 31 Hanover, NH 03755	1,635,482.133	24.00%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Plum Coulee Partnership 499 Park Ave., 26th Floor New York, NY 10022	1,635,482.133	11.21%

	Retirement Plan for Employees of United Jewish Appeal Federation of Jewish Affiliated Institutions & Agencies 130 East 59th Street New York, NY 10022-1302	1,635,482.133	9.96%

	Northstar Advisors LLC 1000 Winter Street Box 203 Waltham, MA 02451-1443	1,635,482.133	9.08%

	Morgan Stanley Co. FBO The Cathryn R. Fortune Char. 5505 Lake Washington Blvd., N.E. Unit 1D Kirkland, WA 98033	86,907.779	35.39%

	Morgan Stanley Co. FBO Irene R. Miller 186 Riverside Drive, Apt. 10E New York, NY 10024	86,907.779	27.84%

	Nora Effron 1070 Park Avenue New York, NY 10128	86,907.779	13.40%

	Morgan Stanley Co. FBO C. Robert Kidder Mary G. Kidder 1991 Kidder Family Trust 900 Knollwood Drive Santa Barbara, CA 93108	86,907.779	9.46%

	Morgan Stanley Co. FBO C. Robert Kidder Mary G. Kidder 1991 Kidder Family Trust 900 Knollwood Drive Santa Barbara, CA 93108	86,907.779	7.38%

	Morgan Stanley Co. FBO The Gretzky Trust of 1989 650 North Sepulveda Blvd. Los Angeles, CA 90049	86,907.779	5.02%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

European Value Equity A	Morgan Stanley Co. FBO RVP Development Corporation 20 Monroe Ave., N.W. Suite 450 Grand Rapids, MI 49503	2,828,758.619	8.98%

	Morgan Stanley Co. FBO Corestates Bank TTEE for Defined Benefit Master Plan 1525 W. WT Harris Blvd., CMG1151 Charlotte, NC 28262	2,828,758.619	5.92%

European Value Equity B	Morgan Stanley Co. FBO Martin Chalk Vaucluse Nsw 2030 FF 00000	92,251.116	35.27%

	Karen Zateslo Gray Cust. for John David Gray Under IL Ugma 301 N. Sheridan Rd. Lake Forest, IL 60045	92,251.116	15.08%

	Morgan Stanley Co. FBO Theodore P. Desloge Jr. Trustee FBO Theodore P. Desloge Jr. 39 Picardy Lane Saint Louis, MO 63124	92,251.116	14.47%

	Dr. Martin B. Meyerson Acct Ii International 1601 Landfall Dr. Wilmington, NC 28405-4255	92,251.116	12.33%

	Morgan Stanley Co. FBO Sandra Titus Mckinstry 7135 S. Locust Circle Englewood, CO 80112	92,251.116	11.14%

	Karen Zateslo Gray Cust for Alexandra Nicole Gray c/o CSC Index Attn: J. Douglas Gray 301 N. Sheridan Rd Lake Forest, IL 60045	92,251.116	5.02%

Focus Equity A	Mac & Co. A/C MSWF4000192 P.O. Box 3198 Pittsburgh, PA 15230-3198	5,811,700.184	50.71%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Morgan Stanley Co. FBO Hullbridge Investments-Pledgor Attn: Abdulaziz S. Al-Saleh P.O. Box 94697 Riyadh 11614 FF 00000	5,811,700.184	6.04%

Focus Equity B	The Vanguard Fiduciary Trust Co. P.O. Box 2600 VM 613 Outside Funds Valley Forge, PA 19482	711,657.819	12.70%

Global Franchise A	Mount Cuba Center Inc. Suite 1109 100 West 10th Street Wilmington, DE 19801	3,656,118.413	33.95%

	Bireley’s Orange Japan SA P.O. Box 1134 Panama 1 Republic of Panama	3,656,118.413	11.78%

	Keybank NA TTEE FBO WRA-Morgan Stanley 20242001059583 P.O. Box 94871 Cleveland, OH 44101-4871	3,656,118.413	8.00%

	Morgan Stanley Co. FBO Ecological Trust Fund of The Nature Conservancy 4245 North Fairfax Drive 100 Arlington, VA 22203	3,656,118.413	7.69%

Global Franchise B	Morgan Stanley Co. FBO Ronald G. Assaf IRA RO 21095 Hamlin Drive Boca Raton, FL 33433	175,060.561	16.56%

	Morgan Stanley Co. FBO 444 M Partners L.P. 444 Madison Avenue, 18th Fl. New York, NY 10022	175,060.561	13.36%

	Morgan Stanley Co. FBO Martin Chalk Vaucluse NSW 2030 FF 00000	175,060.561	10.04%

	Morgan Stanley Co. FBO Henry Gross 444 Madison Avenue, 18th Fl. New York, NY 10022	175,060.561	8.52%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Morgan Stanley Co. FBO Mr. David Ormsby IRA Attn: Mr. David Ormsby 825 8th Avenue, Suite 3826 New York, NY 10019	175,060.561	7.39%

	Morgan Stanley Co. FBO Theodore P. Desloge Jr. Trustee FBO Theodore P. Desloge Jr. 39 Picardy Lane Saint Louis, MO 63124	175,060.561	7.38%

	Morgan Stanley Co. FBO Julie Revson 9702 Gayton Road Richmond, VA 23233	175,060.561	5.72%

	Morgan Stanley Co. FBO Elizabeth G. Monnas 16 Aubrey Walk London W8 FF 00000	175,060.561	5.49%

	Morgan Stanley Co. FBO Stephen J. Lurito 15 Stony Wylde Lane Greenwich, CT 06830	175,060.561	5.43%

	Morgan Stanley FBO Diana Davis 4238 Glengary Court, N.E. Atlanta, GA 30342	175,060.561	5.26%

	Morgan Stanley Co. FBO Michael Veloric Ballard 1165 Norsam Road Gladwyne, PA 19035	175,060.561	5.11%

	Morgan Stanley Co. FBO Edward S. Weil Jr. Rev. Trust 66 Locust Rd. Winnetka, IL 60093	175,060.561	5.08%

Global Value Equity A	Fidelity Investments Inst’l. Operations Co. FIIOC Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	3,105,307.935	45.36%

	Jupiter & Co. c/o Investors Bank & Trust P.O. Box 9130FPG90 Boston, MA 02117-9130	3,105,307.935	20.34%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

Global Value Equity B	Fidelity Investments Inst’l Operations Co. FIIOC Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	2,152,115.536	79.28%

	IMS & Co. P.O. Box 3865 Englewood, CO 80155	2,152,115.536	12.45%

International Equity A	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	280,841,297.659	6.58%

	Wendel & Co. A/C 203597 Attn: Mutual Funds Reorg. Dept. P.O. Box 1066 Wall St. Station New York, NY 10286	280,841,297.659	6.20%

International Equity B	National Financial Services 200 Liberty St. New York, NY 10281	30,659,565.935	65.03%

	Fidelity Investments Inst’l Operations Co FIIOC Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	30,659,565.935	10.92%

	State Street Bank and Trust Co. As Trustee for the SodeXHO 401K EES Retirement Savings & Trust 105 Rosemont Ave. Westwood, MA 02169	30,659,565.935	5.30%

International Magnum A	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	8,322,435.124	40.94%

	Thrivent Financial for Lutherans Attn: Paul Mccullough 625 4th Avenue S. Minneapolis, MN 55124	8,322,435.124	30.28%

	SBLI USA Mutual Life Insurance 460 W 34th St., Suite 800 New York, NY 10001	8,322,435.124	16.77%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Ameritas Life Insurance Corp. P.O. Box 81889 Lincoln, NE 68501	8,322,435.124	7.17%

International Magnum B	Fidelity Investments Inst’l Operations Co FIIOC Benefit Plans 100 Magellan Way Covington, KY 41015	850,485.576	85.06%

International Small Cap A	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	35,131,378.034	14.16%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	35,131,378.034	13.08%

Japanese Value Equity A	National Investor Services FBO 097-50000-19 55 Water Street, 32nd Floor New York, NY 10041	5,365,960.406	21.89%

	FTC & Co. Datalynx House Account P.O. Box 173736 Denver, CO 80217-3736	5,365,960.406	9.63%

	Retired Staff Benefits Investment Accts. of the International Monetary Fund 700 19th St., N.W. Washington, D.C. 20431	5,365,960.406	8.65%

Japanese Value Equity B	Morgan Stanley Co. FBO The Gretzky Trust of 1989 650 North Sepulveda Blvd. Los Angeles, CA 90049	35,891.935	34.62%

	Morgan Stanley Co. FBO Fred Middleton 545 El Cerrito Ave. Hillsborough, CA 94010	35,891.935	31.37%

	Morgan Stanley Co. FBO Edward J. Prostic IRA 2225 Stratford Rd. Shawnee Msn, KS 66208	35,891.935	12.29%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Morgan Stanley Co. FBO Marjorie Prostic IRA 2225 Stratford Rd. Shawnee Msn, KS 66208	35,891.935	10.84%

Latin American A	Morgan Stanley Co. FBO PH Investments LLC The Pilot House Lewis Wharf Boston, MA 02110	2,514,901.161	76.47%

Latin American B	Morgan Stanley Co. FBO Fred Middleton 545 El Cerrito Ave. Hillsborough, CA 94010	27,479.823	93.02%

	Davio G. Scarffe 50 Central Park West New York, NY 10023	27,479.823	6.23%

Money Market	Apex Foundation Attn: Kenneth O. Davis P.O. Box 1607 Bellevue, WA 98009-1607	1,209,559,924.710	6.51%

Small Company Growth A	Factory Mutual Insurance Company Attn: Kimberly Adams 225 Wyman Street P.O. Box 9198 Waltham, MA 02454-9198	11,198,387.971	22.42%

	Trust Company of Illinois 45 South Park Blvd., Suite 300 Glen Ellyn, IL 60137	11,198,387.971	9.78%

	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	11,198,387.971	8.51%

	Putnam Fiduciary Trust Co TTEE FBO American Maritime Officers 401k Plan Attn: DC Plan Admin Team 650984 MS C-4-D One Investors Way Norwood, MA 02062	11,198,387.971	5.54%

Small Company Growth B	Fidelity Investments Inst’l Operations Co. FIIOC as Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	31,934,954.278	57.66%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	National Financial Services Corp. of Our Customers 200 Liberty St. New York, NY 10281	31,934,954.278	12.32%

	GE Asset Management Plan 801 Pennsylvania Ave. Kansas City, MO 64105	31,934,954.278	6.58%

Technology A	Fidelity Investments Inst’l. Operations Co. FIIOC as Benefit Plans 100 Magellan Way, Covington, KY 41015	3,830,719.792	23.35%

	Barton M. Biggs 390 Riversville Rd. Greenwich, CT 06830	3,830,719.792	20.28%

	Judith L. Biggs 390 Riversville Rd. Greenwich, CT 06831-3200	3,830,719.792	12.18%

	Bank of New York Attn: Ellie Whalen One Wall Street, 12th Floor New York, NY 10286	3,830,719.792	11.58%

	Putnam Fiduciary Trust Co. TTEE FBO Coca Cola Enterprises Mesip Attn: D.C. Plan Admin Team MS N4D 650309 Investors Way Norwood, MA 02062	232,591.234	32.07%

Technology B	The Northern Trust as TTEE FBO Nestle 401K Savings Plan-DV P.O. Box 92994 Chicago, IL 60675	232,591.234	15.00%

	TRowe Price Trust Co. P.O. Box 17215 Baltimore, MD 21297	232,591.234	10.40%

U.S. Real Estate A	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	49,748,160.273	16.85%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	National Financial Services 200 Liberty St. New York, NY 10281	49,748,160.273	13.39%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	49,748,160.273	5.57%

	Lumina Foundation for Education Inc. 30 S. Meridian St. Indianapolis, IN 46204-3503	49,748,160.273	5.34%

	National Gallery of Art Attn: James E Duff—Treasurer Washington, D.C. 20565	49,748,160.273	5.25%

	Mac & Co. A/C Mswf4000262 Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	49,748,160.273	5.05%

U.S. Real Estate B	Merrill Lynch Trust Co. TTEE FBO Qualified Retirement Plans 265 Davidson Ave., 4th Fl. Somerset, NJ 08873	2,503,690.706	42.35%

	The Union Central Life Insurance Co. 1876 Waycross Rd. Cincinnati, OH 45240	2,503,690.706	25.49%

	Putnam Fiduciary Trust Co. TTEE FBO Ball Horticultural Co. Inc. Attn: D.C. Plan Admin Team One Investors Way MS N3G Norwood, MA 02062	2,503,690.706	7.04%

	Putnam Fiduciary Trust Co. TTEE FBO Coca Cola Enterprises Mesip Attn: D.C. Plan Admin Team MS N4D 650309 Investors Way Norwood, MA 02062	2,503,690.706	6.78%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

Value Equity A	Mac & Co. A/C Mswf4000082 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	8,537,409.385	35.13%

	Morgan Stanley Asset Mgmt. for the Account of Hubbell Inc. Attn: John Lam 22nd Floor 1221 Avenue of the Americas New York, NY 10020	8,537,409.385	24.29%

	Fidelity Investments Inst’l. Operations Co. FIIOC as Benefit Plans 100 Magellan Way KWLC Covington, KY 41015	8,537,409.385	8.68%

Value Equity B	Fidelity Investments Inst’l Operations Co FIIOC Benefit Plans 100 Magellan Way KWLC Way Covington, KY 41015	6,836,082.624	76.99%

	FNB Nominee Co. c/o 1st Commonwealth Trust Co. 614 Philadelphia St. Indiana, PA 15701-3904	6,836,082.624	5.84%

	Brown and Caldwell Savings Plan c/o JPMorgan Chase as Directed Trustee P.O. Box 419784 Kansas City, MO 64141-6784	6,836,082.624	5.43%

MSIF Trust Portfolio
Advisory Foreign Fixed Income: Inst	BOST & Co A/C Lcrf0391002 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	2,450,462.558	14.16%

	Northern Trust Company Trustee FBO Ford Motor Company A/C 22-01854 P.O. Box 92956 Chicago, IL 60675	2,450,462.558	11.70%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Minnesota State Board of Investments Attn: Jason Matz Suite 105, Mea Bldg. 55 Sherburne Ave. St. Paul, MN 55155	2,450,462.558	8.49%

	State Street Bank as TTEE FBO Pacific Gas & Electric Attn: Arthur Barnes 1776 Heritage Dr. North Quincy, MA 02171	2,450,462.558	8.45%

Advisory Foreign Fixed Income II: Inst	Kaiser Permanente Retirement Plans Attn: Vivian Heath 1 Kaiser Plaza, Oldsway Bldg Oakland, CA 94612-3610	171,493.736	32.95%

	Hershey Trust Company Trustee for The Milton Hershey School—Principal P.O. Box 445 100 Mansion Rd. East Hershey, PA 17033-0445	171,493.736	11.07%

	The Johns Hopkins University 3400 North Charles St. Baltimore, MD 21218	171,493.736	10.42%

	Mr. Steve Gallas Nisource Inc. Master Retirement Trust 801 E. 86th Ave. Merrillville, IN 46410	171,493.736	9.21%

	Sunoco Inc. Retirement Plan Trust Trust Investments Attn: Marlene P. Forreter 1801 Market St. Philadelphia, PA 19103-2924	171,493.736	6.58%

	Monsanto Company Defined Contribution Ownership Trust Attn: Gary Stentz 800 N. Lindbergh Blvd., E Bldg. St. Louis, MO 63167	171,493.736	5.67%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Chase Manhattan Bank as Custodian FBO Smithsonian Institution Attn: Hazel Drinkard 4 New York Plaza, 4th Fl. New York, NY 10004	171,493.736	5.64%

Advisory Mortgage: Inst	The Boston Co. Attn: Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	641,016,181.562	8.54%

	Northern Trust Company Trustee FBO Ford Motor Company A/C 22-01854 P.O. Box 92956 Chicago, IL 60675	641,016,181.562	7.02%

	Strafe & Co. FBO Ohio Public Employees Retirement System Acct. 6899000230 P.O. Box 160 Westerville, OH 43086-0160	641,016,181.562	5.46%

	Charles Schwab & Co. Inc. Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	3,475,390.584	15.78%

Balanced: Adv	Fidelity Investments Institutional Operations Co. FIIOC as Agent 100 Magellan Way KWLC Covington, KY 41015	5,935,708.747	53.92%

	Putnam Fiduciary Trust Co TTEE FBO Nissan Employee Savings Plan Attn: D.C. Plan Admin Team One Investors Way, MS C4D Norwood, MA 02062	5,935,708.747	26.13%

	Putnam Fiduciary Trust Co. TTEE FBO ABN AMRO LLC Securities 401K Savin Attn: D.C. Plan Admin Team One Investors Way, MS N3G Norwood, MA 02062-9105	5,935,708.747	11.40%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Putnam Fiduciary Trust Co. TTEE FBO ING US Financial Holdings Corp. 401K Savings Plan Attn: D.C. Plan Admin. Team One Investors Way, MS N3G	5,935,708.747	6.59%

	Fidelity Investments Institutional Operations Co. FIIOC as Agent 100 Magellan Way KWLC Covington, KY 41015	2,290,672.451	66.72%

	National Financial Services Corporation For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 5th Floor One World Financial Center New York, NY 10281	2,290,672.451	6.94%

Balanced: Inv	MITRA & Co. 1000 N. Water Street Milwaukee, WI 53202-6648	575,724.048	99.21%

Cash Reserves: Inst	Mac & Co. A/C Mswf1000302 P.O. Box 3198 Pittsburgh, PA 15230-3198	88,770,652.202	50.80%

	Deutsche Bank Trust Company Americas FBO CNMC Miller Anderson & Sherrerd P.O. Box 9014 Church Street Station New York, NY 10008	88,770,652.202	12.62%

	Jack & Vivian Farber 3056 Miro Dr. North Palm Beach Gardens, FL 33410	88,770,652.202	5.11%

Cash Reserves: Inv	MSDW Stable Value Plan—SEI Trustee Attention: Jeff Ryan 530 E. Swedesford Road Wayne, PA 19087-1693	5,031,684.780	100.00%

Core Plus Fixed Income: Adv	Fidelity Investments Institutional Operations Co. FIIOC as Agent for 100 Magellan Way KWLC Covington, KY 41015	19,211,428.867	36.95%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Fidelity Management Trust Company Attn: Lito Jaco Mail Zone Z1M 82 Devonshire St. Boston, MA 02109	19,211,428.867	12.96%

	Transco & Co. Attn: Wealth Management 10th Floor P.O. Box 48698 Wichita, KS 67201	19,211,428.867	11.06%

	Transco & Co. Attn: Wealth Management 10th Floor P.O. Box 48698 Wichita, KS 67201	19,211,428.867	9.81%

	The Union Central Life Insurance Company—Group Separate Account Attn: Roberta Ujuary 1876 Waycross Rd. Cincinnati, OH 45240	19,211,428.867	8.67%

	Pan-American Life Insurance Company Separate Account VII 14th Floor 601 Poydras St. New Orleans, LA 70130	19,211,428.867	8.51%

	Wendel & Co. A/C 295773 c/o The Bank of New York P.O. Box 1066 Wall Street Station New York, NY 10286	19,211,428.867	7.20%

Core Plus Fixed Income: Inst	Mac & Co. A/C MSWF1000302 P.O. Box 3198 Pittsburgh, PA 15230-3198	295,504,992.832	16.06%

Core Plus Fixed Income: Inv	Morgan Stanley Stable Value Fund—SEI Trustee Attention: Jeff Ryan 530 E. Swedesford Road Wayne, PA 19087-1693	9,624,268.320	77.32%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Morgan Stanley Co. FBO Ecological Trust Fund of the Nature Conservancy 4245 North Fairfax Drive Arlington, VA 22203	9,624,268.320	5.93%

Equity: Adv	T. Rowe Price Trust Co. FBO Alliance Partners RPS Asset Reconciliation P.O. Box 17215 Baltimore, MD 21297-7215	72,218.035	99.99%

Equity: Inst	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	23,266,386.937	27.26%

	APRF1745742 FBO West Penn Power Mutual Fund Operations Pittsburgh, PA 15230-3198	23,266,386.937	6.49%

	Fidelity Investments Institutional Operations FIIOC as Agent 100 Magellan Way KWIC Covington, KY 41015	23,266,386.937	5.15%

High Yield: Inst	Mac & Co. A/C Mswf4000132 Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	71,865,512.986	14.37%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	71,865,512.986	12.71%

	Charles Schwab & Co. Inc. Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	71,865,512.986	11.03%

	Western Metal Industry c/o Miller Anderson & Sherrerd One Tower Bridge West Conshohocken, PA 19428	71,865,512.986	5.34%

High Yield: Inv	First Union National Bank FBO No. American Van Lines Retirement P 1524 West W.T. Harris Blvd.—NC1151 Charlotte, NC 28288-1151	537,525.208	46.08%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Northern Trust Company as Custodian For Noblehouse International Ltd. P.O. Box 92956 Chicago, IL 60675	537,525.208	25.15%

	Fleet National Bank FBO Third Presbyterian Church Attn: 26432005 P.O. Box 92800 Rochester, NY 14692-8900	537,525.208	11.93%

	Fred K. Schomer 12026 North 118th Way Scottsdale, AZ 85259	537,525.208	8.85%

	J. Richard Jones 385 Highview Dr. Radnor, PA 19087	537,525.208	5.86%

Intermediate Duration: Inv	Morgan Stanley Stable Value Fund—SEI Trustee Attention: Jeff Ryan 530 E. Swedesford Road Wayne, PA 19087-1693	8,191,494.227	100.00%

Intermediate. Duration: Inst	Union Bank of California TR Nominee FBO Los Angeles Hotel Restaurant 610001264 00 P.O. Box 85484 San Diego, CA 92186	5,580,969.254	32.51%

	Trust for Civil Society In Central & Eastern Europe Attn: Marianne Ginsburg 1744 R Street N.W. Washington, D.C. 20009	5,580,969.254	23.97%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	5,580,969.254	11.74%

	Morgan Stanley Co. FBO James B. Cowperthwait IRA Rollover 50 Fairfield Road Greenwich, CT 06830	5,580,969.254	8.77%

	Morgan Stanley Co. FBO Mariposa Foundation Inc. 1221 Avenue of the Americas New York, NY 10020	5,580,969.254	5.40%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

International Fixed Income: Inst	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	9,835,743.124	55.59%

	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	9,835,743.124	21.72%

	Western Metal Industry Pension Fund c/o Miller Anderson & Sherrerd One Tower Bridge West Conshohocken, PA 19428	9,835,743.124	10.54%

	Wendel & Co. 202645 c/o The Bank of New York Mutual Fund/Reorg Dept. P.O. Box 1066 Wall Street Station	9,835,743.124	5.90%

Invest Grade Fixed Income: Adv	Morgan Stanley Co. FBO Burton D. Cohen 3912 Zenith Ave. South Minneapolis, MN 55410	139,085.141	28.39%

	Morgan Stanley Co. FBO C. Marks Hinton Jr. ETFS IRA Rollover 49 Briar Hollow Lane, 1705 Houston, TX 77027	139,085.141	15.36%

	Morgan Stanley Co. FBO Annmarie Demartino IRA Rollover 420 Avenue L Brooklyn, NY 11230	139,085.141	11.01%

	Morgan Stanley Co. FBO Thane T. Sponsel Jr. TTEE U A D 4 14 94 1200 Binz, Suite 840 Houston, TX 77004	139,085.141	6.89%

	Morgan Stanley Co. FBO Thane T. Sponsel Jr. TTEE U A D 4 14 94 1200 Binz, Suite 840 Houston, TX 77004	139,085.141	6.89%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Null Null Null Null Null	139,085.141	6.66%

Invest Grade Fixed Income: Inst	Mac & Co. A/C Mswf4000052 Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	48,263,906.065	22.90%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	48,263,906.065	16.31%

	HUBCO CO Regions Financial Corp. P.O. Box 830688 Birmingham, Al 35283-0688	48,263,906.065	9.28%

	Mercantile Safe Deposit & Trust Attn: Mutual Funds A/C 2695302 766 Old Hammonds Ferry Rd. Linthicum, MD 21090	48,263,906.065	6.49%

Limited Duration: Inst	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	51,076,647.642	73.93%

Mid-Cap Growth: Adv	Fidelity Investments Institutional Operations Co. FIIOC as Agent 100 Magellan Way, KWLC Covington, KY 41015	28,463,561.698	62.07%

	Merrill Lynch Trust Co. TTEE FBO Qualified Retirement Plans Attn: Jerry Stone 265 Davidson Ave. Somerset, NJ 08873	28,463,561.698	18.51%

	VALIC c/o American General 2919 Allen Pkwy., L7-01 Houston, TX 77019	28,463,561.698	5.03%

Mid-Cap Growth: Inst	Fidelity Investments Institutional Operations FIIOC as Agent 100 Magellan Way KWIC Covington, KY 41015	32,991,410.393	40.53%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Mac Co. A/C Tucf8748672 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	32,991,410.393	8.09%

	Charles Schwab & Co. Inc. Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	32,991,410.393	6.86%

	Mac & Co. A/C Mswf4000202 P.O. Box 3198 Pittsburgh, PA 15230-3198	32,991,410.393	6.73%

	Nationwide Insurance Company QPVA Attn: IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	32,991,410.393	5.85%

Mid-Cap Value: Adv	Fidelity Investments Institutional Operations Co FIIOC as Agent 100 Magellan Way, KWLC Covington, KY 41015	5,505,183.073	25.58%

	T. Rowe Price Trust Co. FBO Alliance Partners RPS Asset Reconciliation P.O. Box 17215 Baltimore, MD 21297-7215	5,505,183.073	15.85%

	The Union Central Life Insurance Company—Group Separate Account Attn: Roberta Ujuary 1876 Waycross Rd. Cincinnati, OH 45240	5,505,183.073	11.99%

	Mellon Bank as Agent/Omnibus Account Omnibus Aim 026 0027 135 Santilli Hwy. Everett, MA 02149-1950	5,505,183.073	8.79%

	Charles Schwab & Co. Inc. Special Custody FBO Customers 101 Montgomery St. San Francisco, CA 94104	5,505,183.073	7.76%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Colorado County Officials & Employees Retirement Association CCOERA Suite 400 4949 S. Syracuse St. Denver, CO 80237	5,505,183.073	5.46%

Mid-Cap Value: Inst	The Northern Trust Company FBO Ameren Corp. Defined Cont. Plan P.O. Box 92994 Chicago, IL 60675	30,618,883.153	18.09%

	The Bank of New York as TTEE for The BF Goodrich Co. Master Trust Attn: Thomas Macioce 12th Floor New York, NY 10286	30,618,883.153	14.21%

	Charles Schwab & Co. Inc. Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	30,618,883.153	8.92%

	Mac & Co. A/C Mswf4000092 P.O. Box 3198 Pittsburgh, PA 15230-3198	30,618,883.153	8.55%

	Fidelity Investments Institutional Operations FIIOC as Agent 100 Magellan Way Covington, KY 41015	30,618,883.153	6.94%

Mid-Cap Value: Inv	Suntrust Bank Inc. TTEE The Philadelphia Coca-Cola Bottling Co. Master TR—Furman Selz CM A/C 11051301137302 P.O. Box 105870-Ctr3144	1,042,905.629	19.99%

	Pershing LLC Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303	1,042,905.629	17.52%

	HSBC Bank FBO TTEE Roxboro Group Pension Plan P.O. Box 1329 Buffalo, NY 14240-1329	1,042,905.629	11.40%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Reliance Trust Company Cust. FBO Broadway Bancshares Inc. Profit Sharing 401K Plan Suite 200 3300 Northeast Expressway	1,042,905.629	9.21%

	Columbia Trust Company TTEE FBO The Columbian Employees’ Psp. Attn: Vicki Artis 1301 S.W. Fifth Ave. Portland, OR 97201-5601	1,042,905.629	8.62%

	Invesco Trust Company TTEE Scana Corporation Stock P.P. P.O. Box 105779 Atlanta, GA 30348	1,042,905.629	7.08%

	Wilmington Trust Comp TTEE Per Trust Agreement 1/1/97 For Playtex Products Inc. A/C 40847-0 c/o Mutual Funds P.O. Box 8882	1,042,905.629	6.42%

	Invesco Trust Company TTEE Checkfree Corp 401K Plan P.O. Box 105779 Atlanta, GA 30348	1,042,905.629	5.09%

Multi-Asset Class: Inst	The Northern Trust Co. FBO Emerson Electric P.O. Box 92994 Chicago, IL 60675	3,795,283.307	94.29%

Multi-Asset Class: Inv	KANO Profit Sharing Plan Attn: Rhoads Zimmerman P.O. Box 110098 Nashville, TN 37222	311,616.255	100.00%

Municipal: Inst	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montogmery St. San Francisco, CA 94104	23,711,547.317	21.50%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	23,711,547.317	10.83%

	Jr. Trueman Qualified Subchapter S Trust Attn: Barbara Trueman 5490 Hayden Run Rd. Hilliard, OH 43026	23,711,547.317	6.10%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Hines Investment Holdings Limited Partnership Attn: Mark Cummings 2800 Post Oak Blvd., Suite 4800 Houston, TX 77056	23,711,547.317	5.25%

	Barton M. Biggs 390 Riversville Rd. Greenwich, CT 06830	23,711,547.317	5.21%

	Southwest Airlines Co. 401K Plan c/o State Street Bank Attn: Karen Albright 105 Rosemont Rd. Westwood, MA 02090-2318	25,900,066.435	36.34%

	Northern Trust Co. as TTEE FBO Allianz Defined Cont. Plan P.O. Box 92956 Chicago, IL 60675	25,900,066.435	28.25%

	Southwest Airline Co. Profit Sharing c/o State Street Bank Attn: Karen Albright 105 Rosemont Rd. Westwood, MA 02090	25,900,066.435	11.66%

Small-Cap Growth: Adv	Mac & Co. A/C Aqtf8768252 Attn: Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	11,095.423	84.87%

	National Financial Services Corporation For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 5th Floor One World Financial Center New York, NY 10281	11,095.423	15.13%

Small-Cap Growth: Inst	Mac & Co. A/C Mswf4000232 P.O. Box 3198 Pittsburgh, PA 15230-3198	3,475,390.584	12.09%

	PFPC FBO LPL Supermarket Program Attn: Kop-Lpl 211 South Gulph Road King of Prussia, PA 19406	3,475,390.584	11.91%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Fidelity Investments Institutional Operations FIIOC as Agent 100 Magellan Way Covington, KY 41015	3,475,390.584	10.95%

	Morgan Stanley Co. FBO Hook Investments LLC Suite 1650 Tulsa, OK 74135	3,475,390.584	8.58%

	National Financial Services Corp. FBO Their Customers Church Street Station New York, NY 10008-3908	3,475,390.584	7.16%

	Morgan Stanley Co. FBO PM Operating Subsidiary Ltd. Attn: Anne M. Smalling 12112 Technology Blvd., 100 Austin, TX 78727	3,475,390.584	6.55%

Small-Cap Value: Adv	Fidelity Investments Institutional Operations Co. FIIOC as Agent 100 Magellan Way KWLC Covington, KY 41015	3,183,302.860	45.29%

	Putnam Fiduciary Trust Co. TTEE FBO Koch Industries Inc. Attn: D.C. Plan Admin Team One Investors Way, MS N2E Norwood, MA 02062	3,183,302.860	17.66%

	Mac & Co. A/C Sbkf97c4082 Attn: Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	3,183,302.860	13.13%

Small-Cap Value: Inst	Fidelity Investments Institutional Operations FIIOC as Agent 100 Magellan Way Covington, KY 41015	28,889,986.612	18.91%

	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	28,889,986.612	17.06%

	The Northern Trust Company TTEE FBO Silicon Graphics P.O. Box 92994 Chicago, IL 60675	28,889,986.612	6.52%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Mac Co. A/C Finf1504002 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	28,889,986.612	6.15%

	Mac & Co. A/C Mswf4000102 P.O. Box 3198 Pittsburgh, PA 15230-3198	28,889,986.612	5.64%

Strategic Small Value: Inst	Morgan Stanley DW Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	3,215,093.411	94.42%

U.S. Core Fixed Income: Adv	American Express Trust Company FBO The Benefit of American Express Trust Retirement Services Plans 996 AXP Financial Center Minneapolis, MN 55474	1,015,240.611	95.30%

U.S. Core Fixed Income: Inst	Fidelity Investments Institutional Operations FIIOC as Agent 100 Magellan Way KWLC Covington, KY 41015	30,487,901.371	32.82%

	Dean Witter Reynolds Inc. Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	30,487,901.371	18.84%

	Lockheed Martin Investment Management Company Attn: David C. Toth 6705 Rockledge Dr., Suite 550 Bethesda, MD 20817	30,487,901.371	9.97%

	The World Bank 1818 H Street N.W. Washington, D.C. 20433	30,487,901.371	7.84%

	Ministers And Missionaries Benefit Board of the American Baptist Churches Morgan Stanley Asset Mgmt. 1221 Avenue of the Americas New York, NY 10020	30,487,901.371	6.41%

Company and Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned	Percent of Class

	Fidelity Management Trust Co. as Trustee For US Airways Inc.—Cap Growth Attn: Trust Operations—H10C 82 Devonshire St. Boston, MA 02109	30,487,901.371	6.00%

Value: Adv	State Street Bank TTEE FBO 200 Newport Avenue JQ6N North Quincy, MA 02171	37,784,092.777	70.63%

	Fidelity Investments Institutional Operations Co. FIIOC as Agent for 100 Magellan Way KWLC Covington, KY 41015	37,784,092.777	24.04%

Value: Inst	Charles Schwab & Co. Inc. Special Custody Account Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	41,005,729.925	39.89%

	Mac & Co. A/C Mswf4000162 P.O. Box 3198 Pittsburgh, PA 15230-3198	41,005,729.925	11.21%

	Norwest Bank TTEE FBO County of Los Angeles 401K Savings Plan Attn Great-West Life & Annuity 8515 East Orchard Rd. Attn: 2T2 Englewood, CO 80111	41,005,729.925	5.58%

Value: Inv	Chase Manhattan Bank TTEE for New York State Deferred Comp. Plan Attn: Gladstone Stephenson 3 Chase Metrotech Center, 6th Floor Brooklyn, NY 11245	1,810,596.223	91.44%

	The Clovernook Center Attn: VP of Finance 7000 Hamilton Avenue Cincinnati, OH 45231	1,810,596.223	7.38%

PROXY CARD	MORGAN STANLEY INSTITUTIONAL FUND TRUST	PROXY CARD

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.

1221 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10020

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 10, 2003 at the Special Meeting of Shareholders to be held on June 5, 2003, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated April 21, 2003.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Trust.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
CONTROL NUMBER: 999 9999 9999 999

Note:    Please sign exactly as your name appears. When shares are held by joint tenants, each joint tenant must sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

Signature

Signature of joint owner, if any

Date

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO
Advisory Foreign Fixed Income	Advisory Foreign Fixed Income II	Advisory Mortgage	Balanced
Cash Reserves	Core Plus Fixed Income	Equity	High Yield
Intermediate Duration	International Fixed Income	Investment Grade Fixed Income	Limited Duration
Mid-Cap Growth	Mid-Cap Value	Multi-Asset Class	Municipal
Small-Cap Growth	Strategic Small Value	U.S. Core Fixed Income	Small Cap Value
Value

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE. EXAMPLE: ■	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

1.	Election of the following nominees as Directors:

	01	Michael Bozic	02	Charles A. Fiumefreddo	03	Edwin J. Garn
	04	Wayne E. Hedien	05	James F. Higgins	06	Dr. Manuel H. Johnson
	07	Phillip J. Purcell

	To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.